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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 23, 1997

                              COMPUTRON SOFTWARE, INC.
                           ------------------------------
               (Exact name of registrant as specified in its charter)

          Delaware                    0-26358             13-2966911
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(State or other jurisdiction        (Commission        (IRS Employer
of incorporation)                    File Number)        Identification No.)

      301 Route 17 North
      Rutherford, New Jersey                                    07070
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (201) 935-3400
                                                   ---------------------

                                         N/A
                               -----------------------
            (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 23, 1997, at the recommendation of its Audit Committee, the Board of Directors of Computron Software, Inc. (the "Company") approved the dismissal and replacement of Arthur Andersen LLP ("AA") as the Company's certifying independent accountant with KPMG Peat Marwick LLP ("KPMG").

Working in conjunction with AA, the Company restated its consolidated financial statements for the year ended December 31, 1995, and certain unaudited quarters therein, and for each of the three unaudited quarters ended September 30, 1996. In the opinion of management, all material adjustments necessary to correct the financial statements have been recorded.

AA's audit report on the Company's restated financial statements for the 1995 fiscal year, and on the Company's financial statements for the 1996 fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 1995 and 1996 fiscal years, and thereafter, there was no disagreement with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of AA, would have caused AA to make a reference to the subject matter of the disagreement in connection with its reports.

Upon completion of each of the 1995 and 1996 audits, the Company received a management letter from AA that identified material weaknesses in the Company's financial and accounting processes, controls, reporting systems and procedures. In its 1995 letter, AA (i) highlighted the Company's need for additional financial and accounting personnel with software industry experience, (ii) noted the need for uniformity in the language of its contracts and recommended that the Company standardize the terms of its license agreements and expand its internal contract review and approval procedures, (iii) noted deficiencies in the organization of customer and contract files and recommended that the Company improve and standardize record keeping, (iv) noted the need for expanded and formalized accounts receivable collection procedures, (v) noted the need for improved documentation and record keeping relating to consulting service projects, (vi) noted the need to develop policies and procedures to accurately identify the date when technological feasibility of developed software has been attained and to improve the documentation and record keeping for capitalized software costs and to do so on a timely basis, and (vii) recommended that the Company implement improved internal accounting control procedures approved by the Audit Committee of the Board of Directors and reorganize and upgrade the contracts administration processes, procedures and personnel to ensure proper revenue recognition and financial reporting.

In its 1996 letter, AA (i) noted the continued turnover of Company's financial management, (ii) recommended that the Company continue to standardize the terms of its license agreements and expand its internal contract review and approval procedures on a worldwide basis, (iii) noted the need for improved documentation and record keeping relating to consulting service and
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maintenance projects, (iv) recommended that the Company establish a formal list of products in general release, (v) recommended that the Company establish written policies with regard to activities in its foreign locations, and (vi) recommended that the Company establish formal policies and procedures regarding the preparation and review of the consolidation and reconciliation of inter-company accounts and foreign subsidiaries.

The Company's senior executive officers and members of the Audit Committee of the Company's Board of Directors have participated in discussions with AA concerning the specific matters described above. The Company has recently hired senior executives with software industry experience, including a Chief Executive Officer, Chief Financial Officer, Vice President - Finance and Administration, Corporate Controller, several country Controllers and a Corporate Counsel. In addition, the Company (1) has established a worldwide contract review and administration process and is continuing to standardize the terms of its license agreements, (2) has formalized the worldwide consolidation and reporting process, (3) is formalizing policy with regard to activities in foreign locations, (4) is formalizing the product release process, and (5) is implementing the latest version of Computron financials as part of a plan to improve record keeping relating to consulting service and maintenance.

The Company has authorized AA to respond fully to any and all inquiries made by KPMG concerning the subject matter of each of the matters described above.

The Company has provided AA with a copy of this Form 8-K, and has requested AA to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of AA's letter is filed as an exhibit to this Form 8-K pursuant to Item 304(a)(3) of Regulation S-K.

(b) On July 23, 1997, on the recommendation of its Audit Committee, the Board of Directors of the Company engaged KPMG Peat Marwick LLP ("KPMG") as the Company's certifying independent accountant for the 1997 fiscal year.

During the Company's 1995 and 1996 fiscal years, and the subsequent interim period prior to such engagement of KPMG, the Company did not consult with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) items which concerned the subject matter of any disagreement with AA or any reportable event, as described in Item 304(a)(2) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

        16.1 Letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUTRON SOFTWARE, INC.


Date: July 28, 1997                    By: /s/ MICHAEL R. JORGENSEN
                                           -------------------------
                                            Michael R. Jorgensen
                                            Executive Vice President and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

16.1  Letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation
S-K.